CONSOLIDATED STATMENTS OF COMPREHENSIVE INCOME (LOSS) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Statement of Comprehensive Income [Abstract]
Net income (loss)	$ 1,915	$ (923)	$ 726
Other comprehensive income (loss):
Foreign currency translation adjustments	201	(1,698)	(257)
Total other comprehensive income (loss)	2,116	(1,698)	(257)
Comprehensive income (loss)	$ 2,116	$ (2,621)	$ 469